UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 20, 2017

(Date of Report; Date of Earliest Event Reported)

STEIN MART, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-20052	64-0466198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Riverplace Blvd., Jacksonville, Florida 32207

(Address of Principal Executive Offices Including Zip Code)

(904) 346-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) On September 20, 2017, Stein Mart, Inc. (the “Registrant”) entered into an amended employment agreement (the “Employment Agreement”) with Roseann McLean, the Registrant’s Executive Vice President, SBC Planning and Allocation (the “Executive”), effective as of September 20, 2017. The Employment Agreement amends the prior agreement between the Executive and the Registrant dated October 16, 2016. A copy of the Employment Agreement is attached as Exhibit 10.1.

The Employment Agreement, among other things, provides for: (i) a term of two years, which will be extended for additional two-year periods unless the Executive or the Registrant cancels the automatic extension by providing at least sixty (60) days advance written notice, (ii) an annual base salary of $371,500 per year, (iii) severance compensation equal to 100% of annual base salary and continuation of insurance benefits for one year if the Employment Agreement is not renewed at expiration or Executive is terminated without cause by the Registrant or with good reason by the Executive, (iv) if terminated with cause by the Registrant or without good reason by the Executive only base salary through the termination date is due, (v) if terminated without cause by the Registrant or with good reason by the Executive following a change of control, severance compensation equal to (a) 200% of annual base salary and (b) 200% of bonuses earned in the year of termination, (vi) a restrictive covenant against recruiting any personnel from the Registrant for two years following termination, and (vii) vesting of all unvested options or restricted shares upon death or disability. The Executive remains eligible for other benefit plans and incentive plans in effect from time to time.

The preceding summary of the material terms of the Employment Agreement is qualified in its entirety by the full text of the agreement, which is filed herewith as Exhibit 10.1. In the event of any discrepancy between the preceding summary and the text of the Employment Agreement, the text of the Employment Agreement shall control. Terms used and not defined herein have the respective meanings given to such terms in the Employment Agreement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

10.1	Employment Agreement between Stein Mart, Inc. and Roseann McLean, dated September 20, 2017.

EXHIBIT INDEX

10.1	Employment Agreement between Stein Mart, Inc. and Roseann McLean, dated September 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC. (Registrant)

Date: September 22, 2017	By:	/s/ Gregory W. Kleffner
Gregory W. Kleffner Executive Vice President and Chief Financial Officer